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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 15, 2004, in amendment no.3 to the registration statement (Form S-1 No. 333-114299) and related prospectus of Chindex International, Inc. dated July 29, 2004.


McLean, Virginia
July 30, 2004


                                                /s/ Ernst & Young LLP